SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 31, 2002


                                 Directrix, Inc.
             (Exact Name of Registrant as specified in its Charter)


         Delaware                       000-25111          13-4015248
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(State or other jurisdiction           (Commission      (IRS Employer of
   of incorporation)                   File Number)     Identification No.)


    230 Pegasus Avenue, Northvale, NJ                     07647
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(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:  (201) 750-8000
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Item 3.  Bankruptcy or Receivership.


(a)  On May 31, 2002, Directrix, Inc. (the "Company") and Directrix
Licensing, Inc., a wholly owned subsidiary of the Company (collectively, the "Debtors"), each filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case Nos. 02-12686 (ALG) and 02-12687(ALG)). The Debtors will continue to manage their properties and operate their businesses as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On May 31, 2002, the Debtors secured a commitment for up to $500,000 of debtor in possession financing subject to the approval of the Bankruptcy Court.


(b)  Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DIRECTRIX, INC.


                                   By:/s/ J. Roger Faherty
                                   ---------------------------------------
                                   J. Roger Faherty
                                   Chairman and Chief Executive Officer


Dated: June 5, 2002